                                                          ACORN INVESTMENT TRUST

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION
                                                               September 3, 1996
                                              supplemented December 9, 1996

                                                          227 West Monroe Street
                                                                      Suite 3000
                                                         Chicago, Illinois 60606
                                                                 1-800-9-ACORN-9
                                                                  1-800-922-6769


ACORN USA

No-Load Fund

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Information About the Fund...............................................     2
Investment Objectives and Policies.......................................     2
Investment Techniques and Risks..........................................     2
Investment Restrictions..................................................    15
Performance Information..................................................    17
Investment Adviser.......................................................    18
Distributor..............................................................    19
The Trust................................................................    20
Trustees and Officers....................................................    21
Purchasing and Redeeming Shares..........................................    23
Additional Tax Information...............................................    25
Portfolio Transactions...................................................    25
Custodian................................................................    26
Independent Auditors.....................................................    27
Appendix - Description of Bond Ratings...................................    27
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     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of ACORN USA dated September 3, 1996 and any supplement thereto, which may be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown above.

                          INFORMATION ABOUT THE FUND

     ACORN USA is a series of Acorn Investment Trust ("Acorn" or the "Trust").


     The discussion below supplements the description in the prospectus of the Fund's investment objectives, policies, and restrictions.

                      INVESTMENT OBJECTIVES AND POLICIES

     ACORN USA invests with the objective of long-term growth of capital. Although income is considered by ACORN USA in the selection of securities, the Fund is not designed for investors seeking primarily income rather than capital appreciation.

     The Fund uses the techniques and invests in the types of securities described below and in the prospectus.

                        INVESTMENT TECHNIQUES AND RISKS

DEBT SECURITIES

     The Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category. The Fund does not intend to invest more than 20% of its total assets in debt securities nor more than 5% of its total assets in securities rated at or lower than the lowest investment grade.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

OPTIONS AND FUTURES

     The Fund may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The Fund may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the Fund's investment objective.

     OPTIONS. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the Fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC DERIVATIVES. The Fund may buy and sell over-the-counter ("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows the Fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. The Fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

     RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over the Fund, the Fund will limit its use of futures contracts and futures options to hedging transactions. For example, the Fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to stock price, interest rate, and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors.

-------------------------------
/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

Should those predictions be incorrect, the Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES. The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /2/ would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

-----------------
/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which the Fund invests will not at any time exceed the sum of:

     (1)            The value of short-term U.S. debt obligations or other U.S.
                    dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)            Unrealized appreciation on the contract held by the broker;
                    and

     (3) Cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     As long as the Fund continues to sell its shares in certain states, the Fund's options and futures transactions will also be subject to certain non-fundamental investment restrictions set forth under "Investment Restrictions" in this SAI. Moreover, the Fund will not purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of the Fund's total assets would be invested in such securities./3/

     SWAP AGREEMENTS. A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease the Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. The Fund may enter into any form of swap agreement if WAM determines it is consistent with the Fund's investment objective and policies, but the Fund will limit its use of swap agreements so that no more than 5% of its total assets will be placed at risk.

---------------------
/3/ In addition, the Fund must comply with certain state regulations that may impose additional restrictions. Arkansas regulations currently prohibit investment of more than 5% of a fund's assets in such classes of securities.

     A swap agreement tends to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase the Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund's investments and its net asset value.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Fund expects to be able to eliminate its exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will segregate assets of the Fund to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accumulated obligations under the agreement.

ILLIQUID SECURITIES
     The Fund may not invest in illiquid securities, if as a result they would comprise more than 15% of the value of the net assets of ACORN USA./4/
----------------

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, ACORN USA

/4/ In addition, the Fund must comply with certain state regulations that may impose additional restrictions. Arkansas regulations currently prohibit investment of more than 10% of a fund's assets in restricted securities.

should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LENDING OF PORTFOLIO SECURITIES

     Subject to restriction (4) under "Investment Restrictions" in this statement of additional information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in judgment of Wanger Asset Management, L.P., a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund does not currently intend to loan more than 5% of its net assets.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by WAM to present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

     The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation.

     The Fund has no present intention of investing in reverse repurchase agreements.

FOREIGN SECURITIES

     The Fund may invest up to 10% of its total assets in foreign securities (including American Depository Receipts ("ADRs")), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Fund does not intend to invest more than 5% of its net assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

CURRENCY EXCHANGE TRANSACTIONS.

     The Fund may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of the Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged.

     If the Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of the Fund having a value at least as great as the Fund's commitment under such forward contract will be segregated on the books of the Fund and held by the custodian while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

TEMPORARY STRATEGIES

     The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long the Fund might employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

PORTFOLIO TURNOVER

     Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

                            INVESTMENT RESTRICTIONS

     In pursuing its investment objective ACORN USA will not:

     1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2.  Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

     4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

     6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     Restrictions 1 through 10 above are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of ACORN USA'S shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of ACORN USA'S outstanding shares.

     For the Fund has no present intention of investing in repurchase agreements or lending its portfolio securities.

     In addition, ACORN USA is subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those nonfundamental restrictions, ACORN USA will not:

     (a) Invest in companies for the purpose of management or the exercise of control;

     (b) Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     (c) Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets (valued at the time of investment) in all warrants, in each case valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     (d) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers") or (b) more than 15% of its total assets (valued at the time of investment) in restricted securities and securities of unseasoned issuers;

     (e) Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;/5/

------------------------
/5/ The Ohio Administrative Code prohibits investment in the securities of other investment companies, except by purchase in the open market where no commision or profit to a

     (f) Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     (g) Purchase or retain securities of a company if all of the trustees, directors and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     (h) Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     (i) Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (j) Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     (k) Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including securities represented by American Depository Receipts.

Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company.

                            PERFORMANCE INFORMATION

     From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

            ERV = P(1+T)/n/

--------------------------------------------------------------------------------

     sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     Where: P = the amount of an assumed initial investment in shares of the
                Fund

            T = average annual total return

            n = number of years from initial investment to the end of the period

            ERV = ending redeemable value of shares held at the end of the period


     The Fund imposes no sales charges and pays no distribution expenses.
Income taxes are not taken into account. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, the Fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.

     The Fund may note its mention or recognition in newsletters, newspapers, magazines, or other media. The Fund may similarly note mention or recognition of WAM, or appearances of principals of WAM, in the media.

                              INVESTMENT ADVISER

     The Fund's investment adviser, Wanger Asset Management, L.P. ("WAM"), furnishes continuing investment supervision to the Fund and is responsible for
overall management of the Fund's business affairs.   It furnishes office space,
equipment, and personnel to the funds; it assumes substantially all expenses for bookkeeping, and assumes the expenses of printing and distributing the Fund's prospectus and reports to prospective investors.

     For its services to ACORN USA WAM receives a fee (calculated daily and paid monthly) at the annual rate of 1.00% of the net asset value of the Fund up to $200 million and .95% of the net asset value in excess of $200 million.

     The staff of the Securities and Exchange Commission has advised Acorn that the annual advisory fees paid by most mutual funds are less than .75% of average net assets.

     The Fund pays the cost of custodial, stock transfer, dividend disbursing, audit and legal services and membership in trade organizations. It also pays other expenses such as the cost of maintaining the registration of its shares under federal and state securities laws and of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of trustees not affiliated with WAM.

     The investment advisory agreement provides that the total annual expenses of the Fund, exclusive of taxes, interest, and extraordinary litigation expenses, but including fees paid to

WAM, shall not exceed the limits prescribed by any state in which the Fund's shares are being offered for sale. Acorn believes that currently the most restrictive limits are 2.5% of the first $30 million of the average net asset value, 2% of the next $70 million, and 1.5% of the average net asset value in excess of $100 million. WAM has voluntarily undertaken to reimburse the Fund for any ordinary operating expenses, with certain exceptions, in excess of 2.0% of the Fund's average daily net assets annually. Brokers' commissions and other charges relating to the purchase and sale of securities are not regarded as expenses for this purpose. Moreover, for purposes of calculating the expenses subject to this limitation, the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities are excluded. For the purpose of determining whether the Fund is entitled to any reduction in advisory fee or expense reimbursement, the Fund's expenses are calculated daily and any reduction in fee or reimbursement is made monthly.

     WAM advanced all of ACORN USA'S organizational expenses, which are being amortized and reimbursed to WAM through September 2001.

     WAM employs a team approach to management of the Fund. The management team is comprised of the lead portfolio manager, other WAM portfolio managers and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in managing the Fund. Each team member has one or more areas of expertise that is applied to the management of the Fund. Daily decisions on portfolio selection rest with the lead portfolio manager who utilizes the input and advice of the management team in making purchase and sale determinations.

     ROBERT MOHN is the Fund's lead portfolio manager.

     Mr. Mohn has been a key member of WAM's domestic analytical team since August 1992, and a principal of WAM since July 1995. Prior to his position at WAM, he worked as an analyst for Ariel Capital Management (June to August 1991). His formal education includes a B.S. from Stanford University (1983) and an M.B.A. from the University of Chicago (1992).

     WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd., which is controlled by Ralph Wanger. WAM commenced operations in 1992. Ralph Wanger, Charles P. McQuaid, Terence M. Hogan, and Leah J. Zell, who are officers of the Trust, are limited partners of WAM. WAM has approximately $4.5 billion under management.

                                  DISTRIBUTOR

     Shares of the Fund are distributed by WAM Brokerage Services, L.L.C. ("WAM BD") under a Distribution Agreement as described in the prospectus dated September 3, 1996, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws. WAM bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by WAM BD.

     As agent, WAM BD offers shares of the Fund to investors in states where the shares are qualified for sale, at net asset value without sales commissions or other sales loads to the investor. In addition, no sales commission or "12b-1" payment is paid by the Fund. WAM BD offers the Fund's shares only on a best efforts basis.

                                   THE TRUST

     The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The shares of the Fund are not currently divided into classes. Acorn Fund, Acorn International and Acorn USA are the only series of the Trust currently being offered. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     The Agreement and Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series of sustaining a loss on account of liabilities incurred by another series is also believed to be remote.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

                             TRUSTEES AND OFFICERS

     The trustees and officers of the Trust and their ages and principal business activities during the past five years are:

Irving B. Harris, trustee and chairman
     Two North LaSalle Street, Chicago, Illinois 60602; age 86; chairman of the executive committee and director, Pittway Corporation (multi-product manufacturer and publisher); chairman, William Harris Investors, Inc. (investment adviser); chairman, The Harris Foundation (charitable foundation); director, Teva Pharmaceutical Industries, Inc. (pharmaceutical manufacturer)

Ralph Wanger, trustee and president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 62; trustee and president, Wanger Advisors Trust; principal, Wanger Asset Management, L.P. since July 1992; prior thereto, principal, Harris Associates L.P.

James H. Lorie, trustee and vice chairman
     1101 East 58th Street, Chicago, Illinois 60637; age 74; retired; Eli B. and Harriet B. Williams Professor of Business Administration Emeritus, University of Chicago Graduate School of Business; director, Ardco, Inc. (refrigeration equipment manufacturer); director, Thornburg Mortgage Asset Corp. (REIT) and Santa Fe Natural Tobacco

Leo A. Guthart, trustee
     165 Eileen Way, Syosset, New York 11791; age 58; vice chairman, Pittway Corporation (multi-product manufacturer and publisher); chief executive officer, Pittway Corporation's Security Group of Companies which include ADEMCO (manufacturer of alarm equipment), ADI (distributor of security equipment), Fire Burglary Instruments (supplier of security control panels), First Alert Professional (alarm dealers), Cylink Corporation (supplier of encryption equipment), and Alarm Net (cellular radio service); director, AptarGroup, Inc. (producer of dispensing valves, pumps and closures); director, Cylink Corporation; chairman of the board of trustees, Hofstra University; chairman, Tech Transfer Island Corp. (private investment partnership); director, Long Island Research Institute

Jerome Kahn, Jr., trustee
     Two North LaSalle Street, Suite 505, Chicago, Illinois 60602; age 62; vice president, William Harris Investors, Inc. (investment adviser); director, Pittway Corporation (multi-product manufacturer and publisher)

David C. Kleinman, trustee
     1101 East 58th Street, Chicago, Illinois 60637; age 60; senior lecturer in business administration, University of Chicago Graduate School of Business; business consultant; director, Irex Corporation (insulation contractor)

Charles P. McQuaid, trustee and senior vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 43; trustee and senior vice president, Wanger Advisors Trust; principal, Wanger Asset Management, L.P. since July 1992; prior thereto, principal, Harris Associates L.P.

Roger S. Meier, trustee
     1211 S. W. Fifth Avenue, Portland, Oregon 97204; age 70; president, AMCO, Inc. (investment and real estate management); director, Fred Meyer, Inc. (retail chain); director, Red Lion Inns Limited Partnership (hotel chain); director, Key Bank of Oregon (banking)

Adolph Meyer, Jr., trustee
     1511 West Webster Avenue, Chicago, Illinois 60614; age 72; president, Gulco Corp. (leather manufacturer)

Malcolm N. Smith, trustee
     309 Maple Avenue, Highland Park, Illinois 60035; age 75; president, Newmac, Inc. (importers of Sheffield cutlery); prior thereto, president, Macromatic Division, Milwaukee Electronics Corporation (electronic timing devices manufacturer)

Terence M. Hogan, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 34; vice president, Wanger Advisors Trust; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; prior thereto, analyst, Harris Associates L.P.

Leah J. Zell, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 47; vice president, Wanger Advisors Trust; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; prior thereto, analyst, Harris Associates L.P.

Merrillyn J. Kosier, vice president and secretary
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 36; vice president and secretary, Wanger Advisors Trust; director of marketing and shareholder services, Wanger Asset Management, L.P., since September 1993; prior thereto, vice president of marketing, Kemper Financial Services, Inc.

Bruce H. Lauer, vice president and treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 39; vice president and treasurer, Wanger Advisors Trust; chief administrative officer, Wanger Asset Management, L.P. since April 1995; prior thereto, first vice president, investment accounting, Kemper Financial Services, Inc.

Kenneth A. Kalina, assistant treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60603; age 37; assistant treasurer, Wanger Advisors Trust; Fund controller, Wanger Asset Management, L.P., since September 1995; prior thereto, treasurer of the Stein Roe Mutual Funds

     Messrs. McQuaid and Wanger are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM. Messrs. Harris, Lorie, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

     No shares of the Fund were outstanding on the date of this Statement of Additional Information. However, prior to the commencement of public offering of shares of the Fund,

WAM or one or more of its principals, will purchase shares of the Fund at an initial price of $10.00 per share.

     The following table sets forth the total compensation expected to be paid by the Trust during the fiscal year ending December 31, 1996 to each of the trustees of the Trust based on the Trust's current compensation schedule. The Trust has no retirement or pension plan. The officers and trustees affiliated with WAM serve without any compensation from the Trust.


                                                TOTAL
                               AGGREGATE     COMPENSATION
NAME OF TRUSTEES             COMPENSATION       FROM
                            FROM ACORN USA  FUND COMPLEX
-----------------------------------------------------------------

  Irving B. Harris             $ 9,333        $ 81,000
  Leo A. Guthart                 2,333          18,000
  Jerome Kahn, Jr.               2,333          19,500
  David C. Kleinman              2,333          19,500
  James H. Lorie                 2,333          18,000
  Charles P. McQuaid                 0               0
  Roger S. Meier                 2,333          18,000
  Adolph Meyer, Jr.              2,333          18,000
  Malcolm N. Smith               2,333          19,500
  Ralph Wanger                       0               0
-----------------------------------------------------------------
     Total                     $25,664        $212,000

                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Fund's prospectus under the headings "How to Buy Shares," "How to Sell Shares," and "Transaction Services." All of that information is incorporated herein by reference. In particular, a minimum investment of $200 is required to open an IRA account.

     For purposes of computing the net asset value of a share of the Fund, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sales price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     The Fund's net asset values is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of the Fund may take place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and do not calculate their net asset values. Conversely, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolios may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     Computation of net asset value (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.

     Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

     Due to the relatively high cost of maintaining smaller accounts, Acorn reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Acorn to redeem shares under certain other circumstances as may be specified by the board of trustees.

     Certain financial institutions that have entered into sales agreements with Acorn may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when net asset value is calculated on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may impose charges for their services, and those charges could constitute a significant portion of a smaller account. Certain privileges available to record holders of shares of the Fund, including the telephone exchange privilege, may not be available through brokers and financial institutions.

     In connection with the Switch Plan, WAM acts as a shareholder servicing agent for the Money Funds. For its services it receives a fee at the rate of 0.35% of the average annual net assets of each account in a Money Fund established through the Switch Plan, pursuant to a 12b-1 plan adopted by the Money Funds.


                           ADDITIONAL TAX INFORMATION

     The Fund intends to qualify and to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

     At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

     A portion of the dividends paid by ACORN USA is expected to be eligible for the dividends-received deduction. Capital gain distributions paid from the Fund are never eligible for this deduction.

     Income received by the Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     ACORN USA does not expect to be able to "pass through" foreign tax credits.


                             PORTFOLIO TRANSACTIONS

     Portfolio transactions of the Fund are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for the Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing the Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising the Fund.

     The reasonableness of brokerage commissions paid by the Fund in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of the Fund's portfolio transactions are reviewed periodically by the board of trustees and its committee on portfolio transactions.

     WAM is the principal source of information and advice to the Fund, and is responsible for making and initiating the execution of investment decisions by the Fund. However, the board of trustees recognizes that it is important for WAM, in performing its responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the Fund is not determinable. In addition, the board of trustees understands that other clients of WAM might benefit from the information obtained for the Funds, in the same manner that the Fund might benefit from information obtained by WAM in performing services to others.

     Transactions of the Fund in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Although investment decisions for the Fund are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for the Fund and one or more other advisory clients. If the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


                                   CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502, is the custodian for the Fund. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the custodian to deposit certain portfolio securities of the Fund in central depository systems as permitted under federal law. The Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                              INDEPENDENT AUDITORS

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by Acorn.


                     APPENDIX - DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").


MOODY'S RATINGS

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                                       29